Rule 497(d)

                                     FT 400

                          Fiber Optics Portfolio Series

                Supplement to the Prospectus dated April 30, 2003

         Notwithstanding anything to the contrary in the Prospectus, all shares of Redback Networks Inc. (Ticker: RBAKQ, formerly RBAK) have been removed from the portfolio of the above referenced Series for certain of the reasons enumerated in the section entitled "Removing Securities from a Trust" in the Prospectus.

November 6, 2003